TABLE OF CONTENTS

   USAA Family of Funds                                                 1
   Message from the President                                           2
   Investment Review                                                    4
   Message from the Manager                                             5
   Financial Information:
      Statement of Assets and Liabilities                               8
      Portfolio of Investments in Securities                            9
      Notes to Portfolio of Investments in Securities                  18
      Statement of Operations                                          19
      Statements of Changes in Net Assets                              20
      Notes to Financial Statements                                    21


                          Important Information
Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Money Market Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1997, USAA. All rights reserved.



USAA Family of Funds Performance Summary
If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of December 31, 1996.

                                                              Average Annual Total Return(%)*
           Investment                   Inception                                                Since
            Objective                     Date         1 yr         5 yrs        10 yrs        Inception

  CAPITAL APPRECIATION
=========================================================================================================
  Aggressive Growth                     10/19/81       16.47        11.45         13.12              -
  Emerging Markets (1)                   11/7/94       16.59            -             -           4.84
  Gold (1)                               8/15/84        0.00         6.57           .93              -
  Growth                                  4/5/71       17.80        13.69         13.24              -
  Growth & Income                         6/1/93       23.04            -             -          16.24
  International1                         7/11/88       19.15        13.09             -          10.60
  S&P 500 Index4                          5/1/96           -            -             -          16.83+
  World Growth1                          10/1/92       19.08            -             -          13.66

  ASSET ALLOCATION
============
  Balanced Strategy                       9/1/95       13.45            -             -          12.49
  Cornerstone Strategy (1)               8/15/84       17.87        12.69         10.70              -
  Growth and Tax Strategy (2)**          1/11/89       11.12         9.64             -           9.97
  Growth Strategy (1)                     9/1/95       22.13            -             -          21.47
  Income Strategy                         9/1/95        3.00            -             -           9.72

  INCOME TAXABLE
=========
  GNMA                                    2/1/91        2.94         6.43             -           7.66
  Income                                  3/4/74        1.33         7.33          9.25              -
  Income Stock                            5/4/87       18.70        12.76             -          12.78
  Short-Term Bond                         6/1/93        6.31            -             -           5.60

  INCOME TAX-EXEMPT
========
  Long-Term (2)**                        3/19/82        4.47         6.87          7.37              -
  Intermediate-Term (2)**                3/19/82        4.49         6.89          7.09              -
  Short-Term (2)**                       3/19/82        4.44         4.94          5.45              -
  California Bond (2)**                   8/1/89        5.39         7.29             -           7.65
  Florida Tax-Free Income (2)**          10/1/93        4.38            -             -           3.69
  New York Bond (2)**                   10/15/90        3.73         6.61             -           8.35
  Texas Tax-Free Income (2)**             8/1/94        5.25            -             -           9.44
  Virginia Bond (2)**                   10/15/90        5.06         7.09             -           8.18

  MONEY MARKET
========
  Money Market (3)                        2/2/81        5.24         4.37          5.84              -
  Tax Exempt Money Market (2,3)**         2/6/84        3.34         3.04          4.21              -
  Treasury Money Market Trust (3)         2/1/91        5.10         4.16             -           4.32
  California Money Market (2,3)**         8/1/89        3.27         2.93             -           3.64
  Florida Tax-Free Money Market (2,3)**  10/1/93        3.24            -             -           3.01
  New York Money Market (2,3)**         10/15/90        3.20         2.79             -           3.07
  Texas Tax-Free Money Market (2,3)**     8/1/94        3.25            -             -           3.32
  Virginia Money Market (2,3)**         10/15/90        3.17         2.87             -           3.20



Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(4) S&P 500(Registered Trademark) is a trademark of The McGraw-Hill
Companies, Inc., and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

* Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.

  + Cumulative total return since inception, including account maintenance fee.



MESSAGE FROM THE PRESIDENT

I have been at USAA for 19 years. The first eight were one heck of a lot of fun. I was a portfolio manager and I also got to do a lot of trading. Since 1986 I have been a manager of people, and sometime in the future I will write about the relative degree of fun between those two pursuits. In my eight years as a money manager I got to know how it feels when your fund isn't working, and I also know how it feels to be on top of the world. By the same token, some people wrote about me snidely and some others put nice pictures of me in national magazines. This is all background for the following comments on fund performance.

According to the Investment Company Institute there are now about 6,000 mutual funds in the U.S. Why isn't there one; the one with the best performance? To answer that question you ask questions. Best performance over one year? . . . Three years? . . . Five years? Shouldn't we differentiate between growth funds and money market funds?. . . Between taxable bonds and tax-exempt bonds? There are obvious reasons to look beyond just one fund.

But then there are other questions. Was the best stock fund for the last 10 years also the best stock fund in 1996? I'd be surprised if it were. And here is a great question. Do you know anyone who beat the best stock fund for the past 10 years by moving money each year into the fund that would turn into that year's best? I'd be more surprised if you did.

I think that most people choose a mutual fund company because of trust. At USAA we give you a lot to foster that trust. The expenses of our funds are very low compared to their competitors. We have never had any loads on our funds. The array of features we offer, from guidance from our reps to TouchLine(Registered Trademark) and computer access, is world class. And our funds have established a proud tradition of performance. It is not possible to have the top performing fund every year, but since 1986 we have been recognized 19 times by Lipper Analytical Services for having funds that were the best in their category, both for one year and over longer periods. Four of these were awarded in 1996. They went to the Cornerstone Strategy Fund, Tax Exempt Short-Term Fund, and the Texas Tax-Free Income Fund.(1)

Performance, service, ease of doing business and trust. That's how I buy a mutual fund.

Sincerely,


Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD

[Photograph of Michael J.C. Roth, CFA, President and Vice Chairman of the Board appears here]

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before you invest.

Performance Achievement Certificates

(1) Fund rankings awarded by Lipper Analytical Services on cumulative total returns:

USAA Texas Tax-Free Income Fund was ranked #1 out of 20 in the Texas Municipal Debt Funds category for the 1-year period ended 12/31/96 in Lipper's Fixed Income Fund Performance Analysis. Average annual total returns for the 1-year period ended 12/31/96 and the 8/1/94 to 12/31/96 period were 5.25% and 9.44% respectively.

USAA Tax Exempt Short-Term Fund was ranked #1 out of 5, #1 out of 7, and #4 out of 30 in the Short Municipal Debt Funds category for the 10-,5-, and 1-year periods ended 12/31/96 in Lipper's Fixed Income Fund Performance Analysis. Average annual total returns for the 10-, 5-, and 1-year periods ended 12/31/96 were 5.45%, 4.94%, and 4.44%, respectively.

USAA Cornerstone Strategy Fund was ranked #1 out of 5, #3 out of 13, and #5 out of 71 in the Global Flexible Portfolio Funds category for the 10-, 5-, and 1-year periods ended 12/31/96 in Lipper's Equity Fund Performance Analysis. Average annual total returns for the 10-, 5-, and 1-year periods ended 12/31/96 were 10.70%, 12.69%, and 17.87%, respectively.

The performance data quoted represent past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                INVESTMENT REVIEW

MONEY MARKET FUND

OBJECTIVE: Highest income consistent with preservation of capital and maintenance of liquidity.

TYPES OF INVESTMENTS: High-quality debt instruments with maturities of 397 days or less.


                                     7/31/96            1/31/97
 Net Assets..................    $1,828.7 MILLION      $2,000.2 MILLION
 Net Asset Value Per Share.            $1.00               $1.00


 Average Annual Total Returns as of 1/31/97
 July 31, 1996 to January 31, 1997..........................2.59%+
 1 Year.....................................................5.18%
 5 Years....................................................4.38%
 10 Years...................................................5.83%

         + Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

[A graph is shown here which is a comparison of the 7-day yield of the USAA Money Market Fund to the 7-day yield of the IBC/Donoghue's Money Fund Averages/ First Tier from 1/96 to 1/97. The vertical axis shows the yield and the horizontal axis shows the time period. The 7-day yield as of 1/28/97 for the USAA Money Market Fund is 5.07% and 7-day yield as of 1/30/97 for the IBC/ Donoghue's Money Fund Averages/First Tier is 4.75%.]

Total return equals income yield and assumes reinvestment of all dividends. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends. An investment in this Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will maintain a stable net asset value of $1.00 per share. The graph tracks the Fund's 7-day yield against IBC/Donoghue's Money Fund Averages(TM)/First Tier, an average of first-tier major money market fund yields.

                        MESSAGE FROM THE MANAGER

[A photo of Pamela K. Bledsoe, CFA, Portfolio Manager appears here.]

Current Market Conditions
Since the beginning of last year, the yield on the one-year Treasury bill has fluctuated from 5.13% in January to 5.77% in June and was 5.48% at year end. This fluctuation was motivated by economic statistics that showed an ever strengthening economy. This in turn drove market expectations of increases in the Federal Funds rate (the rate banks charge each other for overnight loans). As each Federal Open Market Committee meeting came and went without any change in the Fed Funds rate, Wall Street players shifted their focus to the next scheduled meeting. Anticipation that signs of inflation were lurking around every corner sustained the market's volatility. This behavior continued throughout the summer and into fall until economic statistics released in October indicated that the economy was slowing down. Currently, it appears the economy is still growing and there are no signs of its overheating. It is our view that until the Fed sees inflation pressures rising, no change in the Federal Funds rate will occur. While we expect the money markets in 1997 to behave much the same as last year, we will closely monitor economic numbers that could change this expectation.

The memory of the Orange County, CA derivative debacle has just begun to fade and again some money market funds have had to infuse cash from their sponsors to protect shareholders from possible losses. This time the company is Mercury Finance and the allegations relate to the fraudulent reporting of financial results. The USAA Money Market Fund has never owned any securities issued by Mercury Finance. Events such as these highlight the importance of independent credit research. Looking beyond the SEC minimum standards as well as rating agency opinions in assessing the appropriateness of a security for a money market fund is a critical element of our research process. I work very closely with our dedicated team of money market analysts in trying to avoid potentially difficult situations. We strive to provide a reasonable return for minimal credit risk provided by investing in high quality securities.

Strategy
Since no one can consistantly and accurately predict levels of interest rates, we manage the USAA Money Market Fund to average out the extremes of the marketplace. Our strategy is to maintain a slightly longer than average maturity by purchasing both relatively short maturities (one, two, and three months) balanced by higher yielding longer term maturities (9 months to one year). This maturity structure assures that we spread reinvestment risk across the money market interest rate curve and allows a continuous cash flow from maturities that can be reinvested at current levels. For the period ended January 31, 1997, the weighted average maturity of the Fund was 57 days while IBC/Donoghue(1) reported the average for taxable money market funds to be 53 days as of its last reporting date on January 28, 1997.

Performance
Compared to other taxable money market funds, for the 12 months ended December 31, 1996, the Fund ranked 15 out of 247 funds based on total return. Contributing to this strong performance is the expense ratio of .45% of average net assets, after reimbursements. According to IBC/Donoghue, the average first tier money market fund has an expense ratio of .57% of average net assets, giving you a .12% advantage over the average money market fund. This means you earn more net investment income than you would if your money was invested in a money market fund that had an average expense ratio.

(1) Source: IBC/Donoughe's Money Fund Vision Report.

[A graph is show here depicting the growth of $10,000, from 1/31/87 to 1/31/97 invested in the USAA Money Market Fund. The vertical axis shows the dollar amount, and the horizontal axis shows the time period. The ending value is $17,625.]

Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance. An investment in this Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will maintain a stable net asset value of $1 per share.

[A pie chart is shown here depicting the Portfolio Mix as of January 31, 1997 of the USAA Money Market Fund to be: Bonds/Notes - 35%*, CDs - 16.8%*, Commercial Paper - 29%*, and Demand Notes - 19.9%*.]

* Percentages are of Net Assets and may or may not be equal to 100%.

See page 10 for a complete listing of the Portfolio of Investments in Securities.

Money Market Fund

Statement of Assets and Liabilities
(In Thousands)

January 31, 1997
(Unaudited)

Assets
   Investments in securities                                      $  2,013,428
   Cash                                                                 10,369
   Receivables:
      Capital shares sold                                                4,830
      Interest                                                          18,060
      Securities sold                                                    1,610
                                                                 ---------------
        Total assets                                                 2,048,297
                                                                 ---------------

Liabilities
   Securities purchased                                                 32,387
   Capital shares redeemed                                              14,316
   USAA Investment Management Company                                      655
   USAA Transfer Agency Company                                            305
   Accounts payable and accrued expenses                                   237
   Dividends on capital shares                                             228
                                                                 ---------------
         Total liabilities                                              48,128
                                                                 ---------------

 Net assets applicable to capital shares outstanding              $  2,000,169
                                                                 ===============

Represented by:
   Paid-in capital                                                $  2,000,169
                                                                ===============
   Capital shares outstanding                                        2,000,169
                                                                ===============
Net asset value, redemption price, and offering price per share   $       1.00
                                                                ===============


See accompanying notes to financial statements.


Money Market Fund
Categories & Definitions
Portfolio of Investments in Securities

January 31, 1997
(Unaudited)

Fixed Rate Instruments -- consist of commercial paper, certificates of deposit, banker's acceptances, and notes. The interest rate is constant to maturity.

Variable Rate Demand Notes (VRDN) -- provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The VRDN's effective maturity is the date on which the underlying principal amount may be recovered or the next rate adjustment date consistent with regulatory requirements. Most VRDNs possess a credit enhancement.

Put Bonds -- provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date.

Variable Rate Notes -- similar to VRDNs in the fact that the interest rate is adjusted periodically to reflect current market conditions. However, these securities do not offer the right to sell the security at face value prior to maturity.

Credit Enhancement (CRE) -- adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the provider of the credit enhancement, rather than the credit standing of the issuer.

Money Market Fund
Portfolio of Investments in Securities
(In Thousands)

January 31, 1997
(Unaudited)

Principal                                                      Coupon
 Amount                                                         Rate        Maturity         Value
---------                                                     --------     ----------       -------
                         Fixed Rate Instruments (59.6%)
               Bank Holding Companies - Money Center
 $    20,000   NationsBank Corp., Notes                         7.50%        2/15/97      $    20,018
                                                                                         --------------
               Bank Holding Companies - Other Major

      20,000   Banco Nacional de Comercio, CP (CRE)             5.40         6/12/97           19,607
      21,877   Unibanco-Uniao de Bancos Brasilieros
                 S.A. (Grand Cayman), CP (CRE)                  5.48         6/18/97           21,421
      11,980   Unifunding Inc., CP                              5.37         4/10/97           11,858
      25,000   Unifunding Inc., CP                              5.40         7/07/97           24,415
                                                                                         --------------
                                                                                               77,301
                                                                                         --------------
               Banks
      20,000   Bank Of Tokyo-Mitsubishi, CD                     5.44         2/21/97           20,000
      20,000   Bank Of Tokyo-Mitsubishi, CD                     5.58         4/28/97           20,000
      25,000   Bank Of Tokyo-Mitsubishi, CD                     5.63         7/07/97           25,002
      20,000   Bank One, Dayton, N. A., Bank Notes,
                 Series 1995A                                   5.56         3/25/97           20,000
      20,000   Bankers Trust Co., CD                            5.50        12/10/97           19,972
      25,000   Bankers Trust Co., CD                            5.75         1/08/98           24,991
      20,000   Banque Nationale de Paris, CD                    5.27         3/03/97           20,000
      20,000   Banque Nationale de Paris, CD                    5.40         3/17/97           20,000
      20,000   FCC National Bank, Bank Notes                    5.64         4/17/97           20,000
      15,000   FCC National Bank, Bank Notes                    5.70        10/30/97           15,005
      20,000   First National Bank Boston, Bank Notes           5.56         3/03/97           20,000
      25,000   First National Bank Boston, Bank Notes           5.47         3/31/97           25,000
      20,000   First National Bank Boston, Bank Notes           5.62         7/10/97           20,000
      20,000   First National Bank Boston, Bank Notes           5.95         1/20/98           20,000
      15,000   First of America Bank-Indianapolis,
                 Bank Notes                                     5.75         8/12/97           14,995
      25,000   Industrial Bank of Japan Ltd., CD                5.66         2/14/97           25,000
      20,000   MBNA America Bank N.A., CD                       5.47         5/13/97           20,000
      20,000   MBNA America Bank N.A., CD                       5.56         5/16/97           20,000
      20,000   MBNA America Bank N.A., CD                       5.50         5/20/97           20,000
      23,000   Mellon Bank Pennsylvania, N.A.,
                 Bank Notes                                     6.25        12/16/97           23,126
      25,000   Northern Trust Co., Bank Notes                   4.93         2/28/97           24,999
      15,000   Providian National Bank, CD                      5.59         3/03/97           15,000
      25,000   Sanwa Bank Ltd, CD                               5.61         3/17/97           25,000
      20,000   Societe Generale, CD                             5.40         3/04/97           20,000
      25,000   Westpac Banking Corp., CD                        5.56         4/03/97           24,998
                                                                                         --------------
                                                                                              523,088
                                                                                         --------------
               Buildings
      10,409   75 State Street Capital Corp., CP (CRE)          5.45         2/10/97           10,395
      21,967   75 State Street Capital Corp., CP (CRE)          5.40         2/19/97           21,907
      25,000   75 State Street Capital Corp., CP (CRE)          5.40         2/24/97           24,914
                                                                                         --------------
                                                                                               57,216
                                                                                         --------------
               Conglomerates
      13,000   Louis Dreyfus Corp., CP (CRE)                    5.33         2/13/97           12,977
                                                                                         --------------

               Electric Power
      27,291   Cogentrix of Richmond Inc., CP (CRE)             5.42         2/18/97           27,221
                                                                                         --------------
               Engineering & Construction
      22,933   Fundex Corp. CP, Series L (CRE)                  5.40         2/24/97           22,854
                                                                                         --------------
               Escrowed Securities
      11,385   Palmdale, CA, Community Redevelopment
                 Agency RB, Series 1992                         6.75        11/15/97           11,464
                                                                                         --------------
               Finance - Business/Commercial
      20,000   Heller Financial, Inc., CP                       5.38         2/06/97           19,985
      15,000   Heller Financial, Inc., CP                       5.37         2/07/97           14,987
      28,000   Heller Financial, Inc., CP                       5.35         2/21/97           27,917
      25,000   Heller Financial, Inc., CP                       5.42         2/28/97           24,898
      10,000   Heller International, Inc., CP (CRE)             5.45         2/13/97            9,982
      20,000   Heller International, Inc., CP (CRE)             5.55         2/03/97           19,994
       8,500   Heller International, Inc., CP (CRE)             5.42         2/14/97            8,483
      10,000   Heller International, Inc., CP (CRE)             5.38         2/19/97            9,973
       9,000   Heller International, Inc., CP (CRE)             5.40         2/20/97            8,974
      10,000   Heller International, Inc., CP (CRE)             5.38         2/24/97            9,966
      20,000   Sanwa Business Credit Corp., CP                  5.36         2/11/97           19,970
      12,000   Sanwa Business Credit Corp., CP                  5.35         2/14/97           11,977
      30,000   Sanwa Business Credit Corp., CP                  5.36         2/19/97           29,919
                                                                                         --------------
                                                                                              217,025
                                                                                         --------------
               Finance - Consumer
       8,500   American General Finance Corp.,
                 Senior Notes                                   5.80         4/01/97            8,502
       9,025   American General Finance Corp.,
                 Senior Notes                                   8.25         1/15/98            9,225
      15,000   Aristar Inc., CP                                 5.38         2/13/97           14,973
      11,625   Associates Corp. of North America,
                 Senior Notes, Series I                         6.75         7/15/97           11,672
      16,320   Commercial Credit Co., Senior Notes              8.50         2/15/98           16,740
      54,350   Household Finance Corp., CP                      5.50         2/03/97           54,333
                                                                                         --------------
                                                                                              115,445
                                                                                         --------------
               General Obligations
      10,000   Ridgefield, CT, Taxable Bond
                 Anticipation Notes                             5.90        11/07/97           10,007
                                                                                         --------------
               Hospitals
      15,000   El Camino Healthcare Systems, CA, CP (CRE)       5.55         2/06/97           15,000
      10,700   Medical Building Funding V LLC, CP,
                 Series 1994 (CRE)                              5.50         2/11/97           10,684
                                                                                         --------------
                                                                                               25,684
                                                                                         --------------
               Leasing
      15,000   PHH Corp., CP                                    5.37         2/07/97           14,987
                                                                                         --------------
               Photography - Imaging
      19,700   Minolta Corp., CP (CRE)                          5.38         2/20/97           19,644
                                                                                         --------------
               Special Assessment/Tax/Fee
      22,223   Sunshine State Governmental Financing
                 Commission, CP                                 5.48         3/05/97           22,115
      14,650   Sunshine State Governmental Financing
                 Commission, CP                                 5.48         4/07/97           14,505
                                                                                         --------------
                                                                                               36,620
                                                                                         --------------
               Total fixed rate instruments (cost: $1,191,551)                              1,191,551
                                                                                         --------------
                       Variable Rate Demand Notes (19.9%)

               Auto Parts
      14,800   Alabama IDA RB (Rehau Project) (CRE)             5.68         10/01/19          14,800
       8,940   Bardstown, KY, RB, Series 1994 (CRE)             5.50          6/01/24           8,940
      11,000   Bardstown, KY, RB, Series 1995 (CRE)             5.50          3/01/25          11,000
                                                                                         --------------
                                                                                               34,740
                                                                                         --------------
               Building Materials
       8,525   Sarasota County, FL, IDA RB,
                 Series 1994 (CRE)                              5.45          9/01/14           8,525
                                                                                         --------------
               Buildings
      12,400   Downtown Marietta Development Auth.,
                 GA, RB (CRE)                                   5.48          7/01/21          12,400
      16,275   First Illinois Funding Corp. Project, RB,
                 Series 1996 (CRE)                              5.70          9/01/26          16,275
                                                                                         --------------
                                                                                               28,675
                                                                                         --------------
               Community Service
      10,000   San Jose, CA, Financing Auth. RB,
                 Taxable Series A (CRE)                         5.65         12/01/25          10,000
                                                                                         --------------
               Education
      15,200   Dome Corp., Demand Bonds,
                Series 1991 (CRE)                               5.58          8/31/16          15,200
                                                                                         --------------
               Entertainment
      10,000   Kerasotes Theatres, Inc., Notes,
                 Series 1996A (CRE)                             5.45          3/01/26          10,000
                                                                                         --------------
               Finance - Receivables
       9,762   Capital One Funding Corp., Notes,
                 Series 1993A (CRE)                             5.45          6/02/08           9,762
      20,908   Capital One Funding Corp., Notes,
                 Series 1995C (CRE)                             5.45         10/01/15          20,908
      23,306   Capital One Funding Corp., Notes,
                 Series 1996E (CRE)                             5.45          7/02/18          23,306
                                                                                         --------------
                                                                                               53,976
                                                                                         --------------
               Healthcare - Diversified
      25,750   Wenatchee Valley Clinic, P.S., WA,
                 Taxable Bonds, Series 1996 (CRE)               5.47         11/12/17          25,750
                                                                                         --------------
               Healthcare - Miscellaneous
       7,600   Mason City Clinic, P.C., IA, Demand Bonds,
                 Series 1992 (CRE)                              5.60          9/01/22           7,600
      10,780   Missouri Health and Educational
                 Facilities Auth. RB, Series 1996B (CRE)        5.60         12/01/16          10,780
                                                                                         --------------
                                                                                               18,380
                                                                                         --------------
               Hotel/Motel
       8,400   Howard County, MD, Taxable RB,
                 Series 1994 (CRE)                              5.45         10/01/09           8,400
                                                                                         --------------
               Multi-Family Housing
       7,725   Arbor Properties, Inc., Notes (CRE)              5.75         11/01/21           7,725
                                                                                         --------------
               Leisure Time
      11,000   BSL Golf of California, Inc. (CRE)               5.58          1/01/23          11,000
      14,390   Greenville Memorial Auditorium District
                 Public Facilities, COP, Series 1996C (CRE)     5.70          9/01/14          14,390
                                                                                         --------------
                                                                                               25,390
                                                                                         --------------
               Machinery - Diversified
      23,200   DSL Funding Corp., Notes (CRE)                   5.58         12/01/09          23,200
                                                                                         --------------
               Nursing Care
      33,500   Lincolnwood Funding Corp. RB,
                 Series 1995A (CRE)                             5.59          8/01/15          33,500
                                                                                         --------------
               Real Estate
      14,000   H/M Partners, LLC, Bonds (CRE)                   5.75         10/01/20          14,000
      13,945   HGR-1, LLC, Notes, Series 1996 (CRE)             5.50          9/15/46          13,945
                                                                                         --------------
                                                                                               27,945
                                                                                         --------------
               Special Assessment/Tax/Fee
      10,000   City of Gardena, CA, COP, Series 1995 (CRE)      5.75          7/01/25          10,000
       9,135   City of Gardena, CA, COP, Series 1996 (CRE)      5.75         11/01/19           9,135
      21,500   County of Cuyahoga, OH, Demand RB,
                 Series 1992B (CRE)                             5.53          6/01/22          21,500
      16,285   San Bernardino County, CA, COP, Glen
                 Helen Project, Series D (CRE)                  5.69          3/01/24          16,285
                                                                                         --------------
                                                                                               56,920
                                                                                         --------------
               Textiles
      10,000   Alabama IDA RB (Fieldcrest Project) (CRE)        5.75          7/01/21          10,000
                                                                                         --------------
               Total variable rate demand notes (cost: $398,326)                              398,326
                                                                                         --------------

                                Put Bonds (11.7%)
               Electric Power
      20,000   Brazos River Auth., TX, RB,
                 Series 1991D (CRE)                             5.46          6/01/21          20,000
      54,700   IDA of the State of New Hampshire, DEB,
                 Series E (CRE)                                 5.45          5/01/21          54,700
                                                                                         --------------
                                                                                               74,700
                                                                                         --------------
               General Obligations
      29,600   Cleveland, OH, Taxable Notes,
                 Series 1994 (CRE)                              5.56          5/15/24          29,600
      19,000   DeKalb County, GA, IDA RB, Series 1994B          5.50         10/01/24          19,000
                                                                                         --------------
                                                                                               48,600
                                                                                         --------------
               Healthcare - Miscellaneous
      25,350   Central Plains Clinic Ltd. RB (CRE)              5.40          9/01/17          25,350
                                                                                         --------------
               Multi-Family Housing
       7,700   New York City, NY, Housing Development
                 Corp., RB, 1995 Series B (CRE)                 5.65         11/01/30           7,700
                                                                                         --------------
               Leisure Time
      11,160   Sault Ste. Marie Tribe Building Auth., RB,
                 Series 1996B (CRE)                             5.94          6/01/03          11,160
                                                                                         --------------
               Oil - International
      24,060   Lower Neches Valley Auth., TX, RB,
                 Series 1995A (CRE)                             5.41          5/01/30          24,060
                                                                                         --------------
               Paper & Forest Products
      20,000   IDA of Bedford County, VA, RB,
                 Series 1995B (CRE)                             5.50        12/01/25           20,000
      15,000   IDA of Bedford County, VA, RB,
                 Series 1995C (CRE)                             5.50        12/01/25           15,000
                                                                                         --------------
                                                                                               35,000
                                                                                         --------------
               Retirement Homes
       7,000   Bexar County, TX, Health Facilities
                 Development RB (CRE)                           5.98         2/01/22            7,000
                                                                                         --------------
               Total put bonds (cost: $233,570)                                               233,570
                                                                                         --------------

               Variable Rate Notes (9.5%)

               Banks
      25,000   Boatmens Credit Card Bank, Bank Notes            5.47         8/08/97           24,997
      15,000   Mercantile Safe Deposit & Trust, CD              5.64         2/03/98           15,000
      15,000   SouthTrust Bank North Carolina,
                 Bank Notes                                     5.48         9/12/97           14,999
      25,000   SouthTrust Bank North Carolina,
                 Bank Notes                                     5.50        10/06/97           25,000
                                                                                         --------------
                                                                                               79,996
                                                                                         --------------
               Finance - Consumer
      20,000   American Honda Finance Corp., Notes              5.58         2/07/97           20,000 (a)
      20,000   American Honda Finance Corp., Notes              5.50         8/01/97           19,996 (a)
                                                                                         --------------
                                                                                               39,996
                                                                                         --------------
               Leasing
      20,000   PHH Corp., Medium-Term Notes                     5.40         8/12/97           19,995
      30,000   PHH Corp., Medium-Term Notes                     5.48         1/15/98           30,000
      20,000   PHH Corp., Medium-Term Notes                     5.41         1/27/98           19,994
                                                                                         --------------
                                                                                               69,989
                                                                                         --------------
               Total variable rate notes (cost: $189,981)                                     189,981
                                                                                         --------------
               Total investments (cost: $2,013,428)                                       $ 2,013,428
                                                                                         ==============


                            Portfolio Summary By Industry

                 Banks                                              30.2%
                 Finance - Business/Commercial                      10.9
                 Finance - Consumer                                  7.8
                 Electric Power                                      5.1
                 Special Assessment/Tax/Fee                          4.7
                 Buildings                                           4.3
                 Leasing                                             4.2
                 Bank Holding Companies - Other Major                3.9
                 General Obligations                                 2.9
                 Finance - Receivables                               2.7
                 Healthcare - Miscellaneous                          2.2
                 Leisure Time                                        1.8
                 Auto Parts                                          1.7
                 Nursing Care                                        1.7
                 Paper & Forest Products                             1.7
                 Real Estate                                         1.4
                 Healthcare - Diversified                            1.3
                 Hospitals                                           1.3
                 Machinery - Diversified                             1.2
                 Oil - International                                 1.2
                 Engineering & Construction                          1.1
                 Bank Holding Companies - Money Center               1.0
                 Photography - Imaging                               1.0
                 Other                                               5.4
                                                              --------------
                 Total                                             100.7%
                                                              ==============

Money Market Fund
Notes to Portfolio of Investments in Securities

January 31, 1997
(Unaudited)


General Notes

Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in U.S. dollar denominated securities issued by domestic branches or subsidiaries of foreign banks or companies were 17% of net assets at January 31, 1997.

Portfolio Description Abbreviations
               CD     Certificate of  Deposit
               COP    Certificate of Participation
               CP     Commercial Paper
               CRE    Credit Enhanced
               DEB    Debentures
               IDA    Industrial Development Authority/Agency
               RB     Revenue Bond

Specific Notes
(a) Security is exempt from registration by Rule 144A under the Securities Act of 1933 and has been determined to be liquid by management. Any resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by the Rule.


See accompanying notes to financial statements.

Money Market Fund
Statement of Operations
(In Thousands)

Six-month period ended January 31, 1997
(Unaudited)


Net investment income:
   Interest income                                                 $  53,323
                                                                   ----------
   Expenses:
      Management fees                                                  2,312
      Transfer agent's fees                                            1,759
      Custodian's fees                                                   253
      Postage                                                            190
      Shareholder reporting fees                                         123
      Directors' fees                                                      2
      Registration fees                                                  145
      Audit fees                                                          14
      Legal fees                                                           2
      Other                                                               24
                                                                   -----------
         Total expenses before reimbursement                           4,824
      Expenses reimbursed                                               (491)
                                                                   -----------
         Total expenses after reimbursement                            4,333
                                                                   -----------
            Net investment income                                  $  48,990
                                                                  ============


See accompanying notes to financial statements.

Money Market Fund
Statements of Changes in Net Assets
(In Thousands)
Six-month period ended January 31, 1997
and Year ended July 31, 1996
(Unaudited)


                                                                         1/31/97             7/31/96
                                                                        -----------         -----------
From operations:
   Net investment income                                               $     48,990        $     88,349
                                                                       --------------     --------------
Distributions to shareholders from:
   Net investment income                                                    (48,990)            (88,349)
                                                                        --------------     --------------
From capital share transactions:
   Proceeds from shares sold                                              1,309,151           2,351,553
   Shares issued for dividends reinvested                                    47,320              85,179
   Cost of shares redeemed                                               (1,185,051)         (2,148,038)
                                                                       --------------     --------------
      Increase in net assets from capital share transactions                171,420             288,694
                                                                       --------------     --------------
Net increase in net assets                                                  171,420             288,694
Net assets:
   Beginning of period                                                    1,828,749           1,540,055
                                                                       --------------     --------------
   End of period                                                       $  2,000,169        $  1,828,749
                                                                       ===============     =============
Change in shares outstanding:
   Shares sold                                                            1,309,151           2,351,553
   Shares issued for dividends reinvested                                    47,320              85,179
   Shares redeemed                                                       (1,185,051)         (2,148,038)
                                                                        --------------     --------------
      Increase in shares outstanding                                        171,420             288,694
                                                                       ===============     ==============

Authorized shares of $.01 par value                                       2,250,000           2,250,000
                                                                       ===============     ==============


See accompanying notes to financial statements.

(1) Summary of Significant Accounting Policies
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of eight separate funds. The information presented in this semiannual report pertains only to the Money Market Fund (the Fund). The Fund's investment objective is the highest income consistent with preservation of capital and maintenance of liquidity.

A. Security valuation -- The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Pursuant to Rule 2a-7 under the Investment Company Act of 1940, securities in the Fund are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost.

2. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities -- As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) Lines of Credit
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 13, 1998, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, the Fund may borrow up to a maximum of 25%, of which only 5% may be borrowed from CAPCO, of its total assets at the lending institution's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 1997.

(3) Distributions
Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed at January 31, 1997. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) Investment Transactions
Purchases and sales/maturities of securities for the six-month ended January 31, 1997 were $8,692,426,608 and $8,527,900,627, respectively.

(5) Transactions with Manager
A. Management fees -- The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .24% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to .45% of its annual average net assets.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6) Transactions with Affiliates
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At January 31, 1997, the Association and its affiliates (including related employee benefit plans) owned 2,603,021 shares (.1%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.


Money Market Fund
Notes to Financial Statements (continued)

January 31, 1997
(Unaudited)


(7) Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:

                        Six-Month                                   Ten-Month
                      Period Ended                                Period Ended         Year Ended
                       January 31,       Year Ended July 31,        July 31,          September 30,

                         1997            1996           1995          1994         1993         1992

Net asset value
   at beginning
   of period          $      1.00    $       1.00   $      1.00   $       1.00   $    1.00   $     1.00
Net investment
   income                     .03             .05           .05            .03         .03          .04
Distributions from
   net investment
   income                    (.03)           (.05)         (.05)          (.03)       (.03)        (.04)
                     --------------  -------------- ------------- ------------- -------------- -----------
Net asset value at
   end of period      $      1.00    $       1.00   $      1.00   $       1.00   $    1.00     $   1.00
                     ==============  ============== ============= ============= ============== ===========

Total return (%) *           2.59            5.41          5.49           2.74        3.09         4.32
Net assets at end
   of period (000)    $ 2,000,169    $  1,828,749   $ 1,540,055   $  1,006,020   $ 813,784   $  900,312
Ratio of expenses
   to average net
   assets (%)                 .45 (a,b)       .45(b)        .45(b)         .46(a)      .48          .48
Ratio of net investment
   income to average
   net assets (%)            5.09 (a,b)      5.27(b)       5.44(b)        3.28(a)     3.05         4.25


  * Assumes reinvestment of all dividend income distributions during the period.

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(b) The information contained in the above table is based on actual expenses for the period, after giving effect to reimbursement of expenses by the Manager. Absent such reimbursement the Fund's ratios would have been:


                                   Six-Month
                                 Period Ended
                                  January 31,              Year Ended July 31,
                                     1997               1996               1995

Ratio of expenses to
   average net assets (%)           .50(a)               .51               .46

Ratio of net investment
   income to average
   net assets (%)                  5.04(a)              5.21              5.43